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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 28, 2001


                              MAC-GRAY CORPORATION
                              --------------------
               (Exact name of registrant as specified in charter)


                                    Delaware
                              --------------------
                 (State or Other Jurisdiction of Incorporation)


                                     1-13495
                              --------------------
                            (Commission file number)


                                   04-3361982
                              --------------------
                      (IRS employer identification number)


               22 Water Street, Cambridge, Massachusetts   02141
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (617) 492-4040
                                 --------------
              (Registrant's telephone number, including area code)


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     Item 5.  OTHER EVENTS

     On February 28, 2001, pursuant to the terms of the Shareholder Rights Agreement (the "Rights Agreement") adopted by the Board of Directors of Mac-Gray Corporation (the "Company") on June 15, 1999, and amended on February 28, 2001, the Company substituted American Stock Transfer & Trust Company as Rights Agent in place of State Street Bank and Trust Company, the former Rights Agent. This action mirrors our substitution of American Stock Transfer & Trust Company as transfer agent of the stock of the Company. A copy of the amendment to the Rights Agreement facilitating the change of the rights agent by lowering the combined capital and surplus requirement for a successor rights agent and permitting the Company to provide notice of the appointment of a successor rights agent by any means reasonably determined by the Company to inform rights holders, is attached as Exhibit 99.1 to this Form 8-K.

     Item 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 99.1 Amendment No. 1 to Shareholder Rights Agreement dated
                  June 15, 1999 between Mac-Gray Corporation and State Street Bank and Trust Company, as Rights Agent, made as of February 28, 2001.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 28, 2001             By: /s/ Stewart G. MacDonald, Jr.
                                        ----------------------------------------
                                        Name:  Stewart G. MacDonald, Jr.
                                        Title: Chairman and C.E.O.



                                       3

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                                  EXHIBIT INDEX


Exhibit No.                                       Description
-----------                                       -----------

  99.1            Amendment No. 1 to Shareholder Rights Agreement dated
                  June 15, 1999 between Mac-Gray Corporation and State Street Bank and Trust Company, as Rights Agent, made as of February 28, 2001.


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